CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-86880) of Agri-Nutrition Group Limited of our report dated December 12, 1997 appearing on page F-1 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule appearing on page S-1 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
St. Louis, Missouri
January 29, 1998

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No.33-86892) of Agri-Nutrition Group Limited of our report dated December 12, 1997 appearing on page F-1 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule appearing on page S-1 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
St. Louis, Missouri
January 29, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-93340) of Agri-Nutrition Group Limited of our report dated December 12, 1997 appearing on page F-1 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule appearing on page S-1 of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP
St. Louis, Missouri
January 29, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-94622) of Agri-Nutrition Group Limited of our report dated December 12, 1997 appearing on page F-1 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule appearing on page S-1 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
St. Louis, Missouri
January 29, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-3192) of Agri-Nutrition Group Limited of our report dated December 12, 1997 appearing on page F-1 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule appearing on page S-1 of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP
St. Louis, Missouri
January 29, 1998